UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC  20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 10, 2017

Dominion Midstream Partners, LP
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-36684 (Commission File Number)	46-5135781 (IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia (Address of Principal Executive Offices)	23219 (Zip Code)

Registrant's Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 21, 2017, the Board of Directors (the "Board) of Dominion Midstream GP, LLC (the "General Partner"), the general partner of Dominion Midstream Partners, LP (the "Partnership"), approved an amendment to the Partnership's Certificate of Limited Partnership (as amended, the "Certificate of Limited Partnership") and an amendment and restatement of the Partnership's Second Amended and Restated Agreement of Limited Partnership (as amended and restated, the "Agreement of Limited Partnership") to change the name of the Partnership from Dominion Midstream Partners, LP to Dominion Energy Midstream Partners, LP, subject to the approval of the shareholders of Dominion Resources, Inc. ("Dominion") to change Dominion's name to Dominion Energy, Inc., which such approval was received by Dominion at its annual meeting of shareholders on May 10, 2017.

Effective on May 12, 2017 with the filing of an Amendment to the Certificate of Limited Partnership with the Secretary of State of the State of Delaware, Article I of the Certificate of Limited Partnership was amended to read: "The name of the Partnership is "Dominion Energy Midstream Partners, LP"."

On May 12, 2017, the General Partner amended and restated the Agreement of Limited Partnership by executing the Third Amended and Restated Agreement of Limited Partnership of the Partnership, which reflects the change of the Partnership's name to Dominion Energy Midstream Partners, LP and the change of the General Partner's name to Dominion Energy Midstream GP, LLC.

The foregoing is a brief description of the amendments to the Certificate of Limited Partnership and the Agreement of Limited Partnership and is qualified in its entirety by reference to the full text of the Amendment to the Certificate of Limited Partnership and Third Amended and Restated Agreement of Limited Partnership of the Partnership, which are filed herewith as Exhibits 3.1 and 3.2, respectively, and incorporated by reference herein.
Item 9.01.  Financial Statements and Exhibits

Exhibits
3.1	Amendment to the Certificate of Limited Partnership, effective May 12, 2017
3.2	Third Amended and Restated Agreement of Limited Partnership, effective May 12, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION MIDSTREAM PARTNERS, LP Registrant

By: Dominion Energy Midstream GP, LLC
Its general partner

/s/ Carter M. Reid
Carter M. Reid Executive Vice President and Corporate Secretary

Date:  May 16, 2017